Exhibit 10.1

AMENDMENT NO. 2

to

Sponsor support agreement

This Amendment No. 2 to the Sponsor Support Agreement (this “Amendment”) is made as of September 30, 2021, by and among Roivant Sciences Ltd., a Bermuda exempted limited company (the “Company”), Montes Archimedes Acquisition Corp., a Delaware corporation (“MAAC”), Patient Square Capital LLC, a Delaware limited liability company (the “MAAC Sponsor”), and each of James C. Momtazee, George Barrett, Maria C. Walker and Steve Oesterle (collectively, the “Insiders” and, together with the MAAC Sponsor, the “Shareholders”). Capitalized terms used, but not otherwise defined herein, shall have the meaning given to them in the Sponsor Support Agreement (as defined below) or the Business Combination Agreement (as defined below), as the context so requires.

WHEREAS, (a) on May 1, 2021 the Company, MAAC, the MAAC Sponsor and, solely for purposes of certain provisions therein, the Insiders entered into that certain Sponsor Support Agreement and on June 9, 2021 such parties entered into that certain Amendment No. 1 to the Sponsor Support Agreement (such Sponsor Support Agreement, as amended by Amendment No. 1 thereto and as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Sponsor Support Agreement”), and (b) on May 1, 2021, MAAC, the Company and Rhine Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of the Company, entered into that certain Business Combination Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, including, for the avoidance of doubt, as amended by Amendment No. 1 to the Business Combination Agreement, the “Business Combination Agreement”);

WHEREAS, pursuant to Section 16 of the Sponsor Support Agreement, the Sponsor Support Agreement may be amended if, and only if, such amendment is in writing and signed by the Company, MAAC and the Shareholders; and

WHEREAS, the Company, MAAC and each Shareholder desires to amend the Sponsor Support Agreement as set forth herein.

NOW, THEREFORE, in consideration for the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, MAAC and each Shareholder hereby agree to amend the Sponsor Support Agreement as follows:

1.             Amendments to the Sponsor Support Agreement.

(a)                Section 2(a) of the Sponsor Support Agreement is hereby amended and restated in its entirety and replaced with the following:

(a) Subject to, and conditioned upon the occurrence of and effective immediately after the Effective Time (as defined in the BCA), (i)  the number of Company Post-Closing Common Shares issued to the MAAC Sponsor, any Affiliate of the MAAC Sponsor, each MAAC Independent Director (as defined in the BCA) or any MAAC Independent Director Transferee (as defined in the BCA) upon the conversion of MAAC Class B Shares held by him, her or it immediately prior to the Effective Time (rounded up to the nearest whole share) set forth in the table below under the heading “20% Earn-Out Shares” shall be subject to the provisions set forth below in this Section 2 (such Company Post-Closing Common Shares, the “20% Earn-Out Shares”), (ii) the number of Company Post-Closing Common Shares issued to the MAAC Sponsor, any Affiliate of the MAAC Sponsor, each MAAC Independent Director or any MAAC Independent Director Transferee upon the conversion of MAAC Class B Shares held by him, her or it immediately prior to the Effective Time (rounded up to the nearest whole share) set forth in the table below under the heading “10% Earn-Out Shares” shall be subject to the provisions set forth below in this Section 2 (such Company Post-Closing Common Shares, the “10% Earn-Out Shares” and, together with the 20% Earn-Out Shares, the “Earn-Out Shares”) and (iii) the remaining number of Company Post-Closing Common Shares issued to the MAAC Sponsor, any Affiliate of the MAAC Sponsor, each MAAC Independent Director or any MAAC Independent Director Transferee upon the conversion of MAAC Class B Shares held by him, her or it immediately prior to the Effective Time (rounded down to the nearest whole share) set forth in the table below under the heading “Retained Shares” shall not be subject to the provisions set forth below in this Section 2 (such Company Post-Closing Common Shares, the “Retained Shares”).

	20% Earn-Out Shares	10% Earn-Out Shares	Retained Shares
The MAAC Sponsor and any Affiliate of the MAAC Sponsor	2,033,592	1,016,796	4,575,579
Each MAAC Independent Director or any MAAC Independent Director Transferee	10,000	5,000	22,500

(b)                Section 2(b) of the Sponsor Support Agreement is hereby amended and restated in its entirety and replaced with the following:

(b) Subject to, and conditioned upon the occurrence of and effective immediately after the Effective Time, the Earn-Out Shares shall be unvested and subject to the restrictions and forfeiture provisions set forth in this Section 2. The Earn-Out Shares shall vest and become free of the provisions set forth in this Section 2 at such time as the Stock Price (as defined below) of Company Post-Closing Common Shares equals or exceeds (x) with respect to the 20% Earn-Out Shares, $15.00 per share (the “20% Trigger Price”), and (y) with respect to the 10% Earn-Out Shares, $20.00 per share (the “10% Trigger Price” and, together with the 20% Trigger Price, the “Trigger Price”), in each case, for any 20 Trading Days within any 30 Trading Day period commencing on the earlier of (i) the date on which the registration statement on Form S-1 required to be filed by the Company in connection with the PIPE Financing (as defined in the Business Combination Agreement) is declared effective by the U.S. Securities and Exchange Commission or (ii) November 15, 2021, and ending no later than the fifth (5th) anniversary of the Closing Date (the “Earn-Out End Date”); provided, however, that (i) if the Earn-Out End Date occurs on a day that is not a Trading Day, then the Earn-Out End Date shall be deemed to occur on the next following Trading Day, and (ii) if the Company or any of its Affiliates enters into a definitive agreement with respect to a Sale (as defined below) on or prior to the Earn-Out End Date, then the Earn-Out End Date shall be automatically extended and shall be deemed to occur on the earlier of (A) the day after such Sale is consummated and (B) the termination of such definitive agreement with respect to such Sale in accordance with its terms. Any Earn-Out Shares that have not vested in accordance with this Section 2(b) or Section 2(c) on or before the Earn-Out End Date will be immediately forfeited at 11:59 p.m., New York, New York time on the Earn-Out End Date.

2.                   Effect of Amendments and Modifications. Except as expressly amended hereby, the Sponsor Support Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects confirmed. Whenever the Sponsor Support Agreement is referred to in any agreement, document or other instrument, such reference will be to the Sponsor Support as amended by this Amendment. For the avoidance of doubt, each reference in the Sponsor Support Agreement, as amended hereby, to “the date hereof”, the “date of this Agreement” and derivations thereof and other similar phrases shall continue to refer to May 1, 2021.

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3.                   Miscellaneous. Sections 8.5, 8.7, 8.10, 8.11, 8.15 and 8.16 of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

ROIVANT SCIENCES LTD.

By:	/s/ Marianne Romeo
Name: Marianne Romeo
Title: Head, Global Transactions & Risk Management

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

MONTES ARCHIMEDES ACQUISITION CORP.

By:	/s/ Maria C. Walker
Name: Maria C. Walker
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

PATIENT SQUARE CAPITAL LLC

By:	/s/ Maria C. Walker
Name:Maria C. Walker
Title:Chief Financial Officer

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ George Barrett

Name:	George Barrett

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ James C. Momtazee

Name:	James C. Momtazee

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ Maria C. Walker

Name:	Maria C. Walker

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ Steve Oesterle

Name:	Steve Oesterle

[Signature Page to Amendment No. 2 to the Sponsor Support Agreement]